Revenue Recognition (Details) - Schedule of estimated revenue expected to be recognized in future periods related to performance obligations - Software license and related revenues and consulting services [Member]
$ in Thousands
12 Months Ended
Dec. 31, 2020 USD ($)
Revenue Recognition (Details) - Schedule of estimated revenue expected to be recognized in future periods related to performance obligations [Line Items]
2021	$ 7,459
2022	2,189
2023 and thereafter	$ 3,045